INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY APPLICATION

              The Guardian Insurance & Annuity Company, Inc. (GIAC)
                              Domiciled in Delaware

                    [THE GUARDIAN INVESTOR INCOME ACCESS(SM)]

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Send application and check to:

      Regular Mail:
      The Guardian Insurance & Annuity Company, Inc.
      Variable Annuity Administration
      P.O. Box 26210
      Lehigh Valley, PA 18002-6210

      Express Mail:
      The Guardian Insurance & Annuity Company, Inc.
      Variable Annuity Administration
      3900 Burgess Place
      Bethlehem, PA 18017

Please type or print
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1. OWNER

   Name _________________________________________ SS# or Tax ID#________________

   Address _____________________________________________________________________

   City __________________________________ State _______________ Zip ___________

   Sex: |_| M |_| F  Date of Birth: Mo ___________ Day _______ Yr ____ Age _____

   Tel: Day ____________________ Eve ___________________ E-mail ________________

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2. JOINT OWNER (If any - Available on non-qualified contracts only)

   Name _________________________________________ SS# or Tax ID#________________

   Relationship to Owner ________________________________ E-mail________________

   Address _____________________________________________________________________

   City __________________________________ State _______________ Zip ___________

   Sex: |_| M |_| F  Date of Birth: Mo ___________ Day _______ Yr ____ Age _____

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3. ANNUITANT (Complete only if different from owner in Section 1)

   Name _________________________________________ SS# or Tax ID#________________

   Address _____________________________________________________________________

   City __________________________________ State _______________ Zip ___________

   Sex: |_| M |_| F  Date of Birth: Mo ___________ Day _______ Yr ____ Age _____

   Tel: Day _________________________________ Eve ______________________________

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4. CONTINGENT ANNUITANT (Optional Section - Available if owner is not the annuitant)

   Name _________________________________________ SS# or Tax ID#________________

   Address _____________________________________________________________________

   City __________________________________ State _______________ Zip ___________

   Sex: |_| M |_| F  Date of Birth: Mo ___________ Day _______ Yr ____ Age _____

   Tel: Day _________________________________ Eve ______________________________


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5. BENEFICIARY (If more than one, please indicate in whole %)

   Beneficiary ___________________________________ Relationship to Annuitant ________________________

   Date of Birth: Mo _________ Day ________ Yr ________ Age _______ SS# or Tax ID# ___________ _____%

   Beneficiary ___________________________________ Relationship to Annuitant ________________________

   Date of Birth: Mo _________ Day ________ Yr ________ Age _______ SS# or Tax ID# ___________ _____%

   Beneficiary ___________________________________ Relationship to Annuitant ________________________

   Date of Birth: Mo _________ Day ________ Yr ________ Age _______ SS# or Tax ID# ___________ _____%

   Contingent Beneficiary ________________________ Relationship to Annuitant ________________________

   Date of Birth: Mo _________ Day ________ Yr ________ Age _______ SS# or Tax ID# ___________ _____%

   Contingent Beneficiary ________________________ Relationship to Annuitant ________________________

   Date of Birth: Mo _________ Day ________ Yr ________ Age _______ SS# or Tax ID# ___________ _____%

   Contingent Beneficiary ________________________ Relationship to Annuitant ________________________

   Date of Birth: Mo _________ Day ________ Yr ________ Age _______ SS# or Tax ID# ___________ _____%

   (Attach a separate sheet if necessary, signed and dated.)

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6. PLAN TYPE

   |_| Non-Qualified    |_| Traditional IRA    |_| Roth IRA    |_| Rollover IRA

   |_| SEP IRA   |_| SIMPLE IRA   |_| 401(k)   |_| TSA 403(b)

   |_| 401(a) (Please indicate type of qualified plan)__________________________

   |_| Other____________________________________________________________________

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7. ANNUITY COMMENCEMENT DATE

   The Annuity Commencement Date will be the annuitant's 90th birthday. If you want the Annuity Commencement Date to be other than this date, please notify GIAC in writing.

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8. TELEPHONE TRANSFER AUTHORIZATION

   |_| I have read the telephone transfer authorization rules in the prospectus and elect telephone transfers.

   Personal Security Code (Select any 5-digit number.)  |_|  |_|  |_|  |_|  |_|

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9. REPLACEMENT ANNUITY CONTRACT

   Is this annuity intended to replace all or part of any other annuity contract or life insurance policy? |_| Yes |_| No

   If "Yes," complete any required replacement forms and provide the information below on all contracts or policies to be replaced:

   Insurer Name ________________________________________________________________

   Owner Name __________________________________________________________________

   Contract/Policy # ___________________________________________________________

   (Attach a separate sheet if necessary)

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10. STATEMENT OF ADDITIONAL INFORMATION

   |_| Please send me a copy of the Statement of Additional Information to the prospectus.

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11. OPTIONAL RIDERS (See prospectus for a description of the riders and annual charges.)

    |_| 7- Year Enhanced Death Benefit Rider

    |_| Contract Anniversary Enhanced Death Benefit Rider

    |_| Earnings Benefit Rider

    |_| Living Benefit Rider (Please skip Section 12A, and complete Section 12B)

    |_| Other___________________________________________________________________

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12. PURCHASE PAYMENT/PAYMENT ALLOCATION

Complete Section A if you have not elected the Living Benefit Rider in Section 11 above.

Complete Section B if you have elected the Living Benefit Rider in Section 11 above.

A. Purchase Payment/Payment Allocation: Contracts Without Living Benefit Rider

Purchase Payment: $________________ submitted with this application. Minimum initial payment: [$2,000]

(Please see prospectus for details.)

Payment Allocation: Maximum of [20] investments. WHOLE % ONLY (NO FRACTIONS):
MUST TOTAL 100%.

    GUARDIAN                                                     FIDELITY
    ____% The Guardian Stock Fund                                ____% Fidelity VIP Balanced Portfolio

    ____% The Guardian VC 500 Index Fund                         ____% Fidelity VIP Contrafund(R) Portfolio

    ____% The Guardian VC Asset Allocation Fund                  ____% Fidelity VIP Equity-Income Portfolio

    ____% The Guardian VC High Yield Bond Fund                   ____% Fidelity VIP Growth Portfolio

    ____% The Guardian Bond Fund                                 ____% Fidelity VIP Investment Grade Bond Portfolio

    ____% The Guardian Cash Fund                                 ____% Fidelity VIP Mid Cap Portfolio

    ____% Baillie Gifford International Fund
                                                                 FRANKLIN TEMPLETON
    ____% Baillie Gifford Emerging Markets Fund
                                                                 ____% Franklin Rising Dividends Securities Fund
    ____% The Guardian Small Cap Stock Fund
                                                                 ____% Franklin Small Cap Value Securities Fund

    AIM                                                          ____% Templeton Growth Securities Fund

    ____% AIM V.I. Aggressive Growth Fund                        MFS

    ____% AIM V.I. Basic Value Fund                              ____% MFS Bond Series

    ____% AIM V.I. Government Securities Fund                    ____% MFS Capital Opportunities Series

    ____% AIM V.I. Growth Fund                                   ____% MFS Emerging Growth Series

    ____% AIM V.I. Mid Cap Core Equity Fund                      ____% MFS Investors Trust Series

    ____% AIM V.I. Premier Equity Fund                           ____% MFS New Discovery Series

                                                                 ____% MFS Strategic Income Series
    ALGER

    ____% Alger American Leveraged AllCap Fund                   VAN KAMPEN

                                                                 ____% Van Kampen Life Investment Trust
    ALLIANCE                                                           Government Portfolio

    ____% AllianceBernstein Real Estate Investment Portfolio     ____% Van Kampen Life Investment Trust

    ____% AllianceBernstein Value Portfolio

    ____% Alliance Growth & Income Portfolio

    ____% Alliance Premier Growth Portfolio

    ____% Alliance Technology Portfolio

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B. Purchase Payment/Payment Allocation: Contracts with the Living Benefit Rider

Purchase Payment: $________________ submitted with this application. Minimum initial payment:[$2,000]

(Please see prospectus for details.)

o Complete below, adhering to the percentage requirement for each of the four allocation classes. Be sure that each selection is a whole % only (no fractions).

o The payment allocation must satisfy the Percentage Requirements for the four Asset Allocation Classes: 10% Capital Preservation / 40% Income / 40% Growth / 10% Aggressive Growth.

o Double-check to make sure the percentages add up to 100%.

o Also make sure that no more than [20] investment options have been selected.

o No additional Premium Payments will be accepted to the contract while the rider is in force.

o Dollar Cost Averaging is NOT available.

    CAPITAL PRESERVATION                                              INCOME

      10% The Guardian Cash Fund                                    ____% The Guardian Bond Fund
    ----
      10% TOTAL FOR CLASS (MUST EQUAL 10%)                          ____% AIM V.I. Government Securities Fund
    ====
                                                                    ____% Fidelity VIP Investment Grade Bond Portfolio

    GROWTH                                                          ____% MFS Bond Series

    ____% The Guardian Stock Fund                                   ____% Van Kampen Life Investment Trust Government Portfolio

    ____% The Guardian VC 500 Index Fund                              40% TOTAL FOR CLASS (MUST EQUAL 40%)
                                                                    ====
    ____% The Guardian VC Asset Allocation Fund

    ____% The Guardian VC High Yield Bond Fund                      AGGRESSIVE GROWTH

    ____% Baillie Gifford International Fund                        ____% The Guardian Small Cap Stock Fund

    ____% AIM V.I. Growth Fund                                      ____% Baillie Gifford Emerging Markets Fund

    ____% AIM V.I. Premier Equity Fund                              ____% AIM V.I. Aggressive Growth Fund

    ____% AllianceBernstein Real Estate Investment Portfolio        ____% AIM V.I. Basic Value Fund

    ____% AllianceBernstein Value Portfolio                         ____% AIM V.I. Mid Cap Core Equity Fund

    ____% Alliance Growth & Income Portfolio                        ____% Alger American Leveraged AllCap Portfolio

    ____% Fidelity VIP Balanced Portfolio                           ____% Alliance Premier Growth Portfolio

    ____% Fidelity VIP Contrafund(R) Portfolio                      ____% Alliance Technology Portfolio

    ____% Fidelity VIP Equity-Income Portfolio                      ____% Fidelity VIP Mid Cap Portfolio

    ____% Fidelity VIP Growth Portfolio                             ____% Franklin Rising Dividends Securities Fund

    ____% MFS Investors Trust Series                                ____% Franklin Small Cap Value Securities Fund

    ____% MFS Strategic Income Series                               ____% Templeton Growth Securities Fund

    ____% Van Kampen Life Investment Trust                          ____% MFS Capital Opportunities Series
          Growth and Income Portfolio
                                                                    ____% MFS Emerging Growth Series
      40% TOTAL FOR CLASS (MUST EQUAL 40%)
    ====                                                            ____% MFS New Discovery Series

                                                                      10% TOTAL FOR CLASS (MUST EQUAL 10%)
                                                                    ====

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13. SIGNATURES

As owner of this annuity, I represent the following: (1) To the best of my knowledge and belief, all statements in this application are complete and true and were correctly recorded; (2) I AM IN RECEIPT OF THE CURRENT PROSPECTUS FOR THIS ANNUITY CONTRACT AND ITS UNDERLYING MUTUAL FUNDS; (3) I UNDERSTAND THAT THE VALUE OF THIS ANNUITY CONTRACT WHICH IS ALLOCATED TO VARIABLE INVESTMENT OPTIONS MAY INCREASE OR DECREASE AND THE VALUE OF THIS ANNUITY CONTRACT IS NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT AND MAY BE MORE OR LESS THAN THE TOTAL PURCHASE PAYMENTS AT ANY GIVEN POINT IN TIME; (4) I understand that the contract applied for will not begin until the later of: (a) contract issue, or (b) GIAC's receipt of the first contract premium; (5) I understand that no Registered Representative can make or change a contract or waive any of GIAC's rights or requirements; (6) I understand that GIAC has the unilateral right to determine if any contract can be issued and to waive or modify any terms of this application or any GIAC requirements; and (7) I understand that there are certain distribution restrictions under Internal Revenue Code Section 403(b) if this contract is being purchased in connection with a tax-sheltered annuity plan. Under penalties of perjury, I certify that I am not subject to backup withholding and my correct Social Security or Taxpayer ID# is given above.

FOR RESIDENTS OF ARIZONA: Upon the owner's written request, GIAC will provide reasonable factual information regarding the benefits and provisions of the annuity contract applied for within a reasonable amount of time. If for any reason the owner is not satisfied with any contract issued in connection with this application, the owner may return such contract to GIAC's Customer Service Office or to the Agent from whom it was purchased within 10 days after receiving it. GIAC will pay to the owner an amount equal to the sum of: 1) the difference between any premium(s) paid, including any contract fee or contingent deferred sales charge, and the amounts allocated to the contract's Allocation Options; and 2) the Contract's Accumulation Value on the date GIAC or its agent receives the returned contract.

FOR RESIDENTS OF ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO AND
PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR RESIDENTS OF COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FOR RESIDENTS OF LOUISIANA: Any person who knowingly and with intent to defraud any Insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Do you have an existing life insurance policy or annuity contract?
|_| Yes |_| No

If you checked Yes to the question above, the Registered Representative must read the replacement disclosure provided on Form 110-4 (Important Notice:
Replacement of Life Insurance or Annuities) to you, and you must complete and sign the form. If you do not want the replacement disclosure information read to you, please check below.

      |_| I do not want the Registered Representative to read the replacement notice to me.

FOR RESIDENTS OF MAINE, WASHINGTON D.C. AND VIRGINIA: It is a crime to knowingly provide false, incomplete or misleading information to any insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

FOR RESIDENTS OF FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

_____________________________________  _________________________________________
SIGNATURE OF OWNER                     SIGNATURE OF JOINT OWNER (IF ANY)

_____________________  ________  ____  _________________________________________
SIGNED AT CITY         STATE     DATE  SIGNATURE OF REGISTERED REPRESENTATIVE

                                       _________________________________________
                                       STATE LICENSE # (FOR FLORIDA AGENTS ONLY)

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Broker/Dealer Use Only

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As Registered Representative, I certify witnessing the signature(s) above and that the answer to the question below is true to the best of my knowledge and belief.

Does this contract replace any existing annuity contract or life insurance policy? |_| Yes |_| No


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BROKER/DEALER SALES                                    GUARDIAN SALES
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________________________________________    ____________________________________
SIGNATURE OF REGISTERED                     SIGNATURE OF REGISTERED
REPRESENTATIVE                              REPRESENTATIVE

________________________________________    ____________________________________
PRINT NAME OF REGISTERED                    PRINT NAME OF REGISTERED
REPRESENTATIVE                              REPRESENTATIVE

________________________________________    ____________________________________
PRINT NAME OF CO-REGISTERED                 PRINT NAME OF CO-REGISTERED
REPRESENTATIVE (IF ANY)                     REPRESENTATIVE (IF ANY)

________________________________________    ____________________________________
PRINT NAME OF BROKER/DEALER                 PRINT GUARDIAN AGENCY NAME

________________________________________    ____________________________________
DEALER BRANCH OFFICE STREET ADDRESS         GIAC AGENCY CODE

________________________________________    ____________________________________
BRANCH OFFICE    CITY   STATE        ZIP    TEL.                    FAX

________________________________________    ____________________________________
TEL.                    FAX                 R.R./CO-R.R. CODE       E-MAIL

________________________________________
BRANCH NO./R.R. NO.     E-MAIL

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